As filed with the Securities and Exchange Commission
                   on June 2, 2000

                                          File No. 33-44909
                                          File No. 811-6520

          SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549

                     F O R M  N-1A
    Registration Statement Under the Securities Act of 1933
            Post-Effective Amendment No. 19
                        and
    Registration Statement Under the Investment Company
                    Act of 1940
                 Amendment No. 21
                _____________________

                  SMITH BREEDEN TRUST
  (Exact Name of Registrant as Specified in Charter)

              100 Europa Drive, Suite 200
           Chapel Hill, North Carolina 27514
        (Address of Principal Executive Office)

                     (919) 967-7221
 (Registrant's Telephone Number, Including Area Code)

                    MICHAEL J. GIARLA
              100 Europa Drive, Suite 200
            Chapel Hill, North Carolina 27514
         (Name and Address of Agent for Service)
                     _______________
          Please Send Copy of Communications to:

                   MARIANTHE S. MEWKILL
              Smith Breeden Associates, Inc.
               100 Europa Drive, Suite 200
                  Chapel Hill, NC 27514
                     (919)-967-7221


   This filing shall become effective on August 1, 2000 pursuant to paragraph (a)1 of Rule 485 under the Securities Act of 1933.

   The Registrant has previously registered an indefinite number of shares of beneficial interest pursuant to Rule
24f-2 under the Investment Company Act of 1940, as amended.
The Rule 24f-2 notice for the Registrant's most recent fiscal year was filed on June 22, 1999.




   PROSPECTUS DATED AS OF AUGUST 1, 2000







   THE MANAGERS FUNDS

We pick the talent.  You reap the results.









   Managers Short Duration Government Fund
Managers Intermediate Government Fund
Managers 500 Plus Fund











   SUMMARY INFORMATION


   Founded in 1983, The Managers Funds LLC ("Managers")offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.
This Prospectus describes three of Managers' no-load mutual funds offering you a choice of investments to help fulfill your asset allocation needs:

Managers Short Duration Government Fund (the "Short Fund", formerly known as the Smith Breeden Short Duration U.S. Government Fund)
Managers Intermediate Government Fund (the "Intermediate Fund", formerly known as the Smith Breeden Intermediate Duration U.S. Government
Fund)
Managers 500 Plus Fund (the "500 Plus Fund", formerly known as the
Smith Breeden U.S. Equity Market Plus Fund)

Each Fund is a series of The Managers Trust I or The Managers Trust II, each a registered open-end management investment company.

   TABLE OF CONTENTS

   MANAGERS SHORT DURATION FUND AND INTERMEDIATE FUND
MANAGERS 500 PLUS FUND
PRINCIPAL RISK FACTORS
CHARACTERISTICS AND RISKS OF THE SECURITIES IN WHICH THE FUNDS MAY INVEST
THE MANAGERS TRUST I AND TRUST II..................
YOUR ACCOUNT
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
INVESTOR SERVICES
THE FUNDS AND THEIR POLICIES
ACCOUNT STATEMENTS
DIVIDENDS AND DISTRIBUTIONS
TAX INFORMATION
FOR MORE INFORMATION
FINANCIAL HIGHLIGHTS......................................

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   MANAGERS SHORT DURATION GOVERNMENT FUND
MANAGERS INTERMEDIATE GOVERNMENT FUND
Investment Objectives

   Managers Short Duration Government Fund seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value.

   Managers Intermediate Government Fund seeks to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities.

   The investment objectives of the Short and Intermediate Funds are fundamental which means that they may not be changed without a vote of the shareholders of the relevant Fund.

   Principal Investment Strategies

The Short Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six month U.S. Treasury securities on a constant maturity basis.

The Intermediate Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Salomon Brothers Mortgage Index and the Lehman Brothers Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury Notes, and typically will range between three and five years.

Duration is a measure of the price sensitivity of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. Each year of duration represents an approximate 1% change in price for a 1% change in interest rates. For example, if a bond fund has an average duration of three years, its price will fall approximately 3% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise approximately 3% when interest rates fall by one percentage point.

Under normal circumstances, each Fund will invest at least 70% of its total assets in U.S. Government Securities which are primarily mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities.

   Each of the Short and Intermediate Funds will not purchase a put or call option on U.S. Government Securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. The Short and Intermediate Funds will engage in OTC option transactions only with primary U.S. Government Securities dealers recognized by the Federal Reserve Bank of New York. The Short and Intermediate Funds will also not sell options that are not covered.

   In addition, as a matter of fundamental policy, each of these Funds will limit purchases to securities from the following classes of assets:

Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities.

Mortgage-backed securities rated AAA by Standard & Poor's
Corporation ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's").

Securities fully collateralized by assets in either of the above classes.

Assets which would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution.

Hedge instruments and stripped mortgage-backed securities, which may only be used for risk management purposes.



   MANAGERS 500 PLUS FUND

   Investment Objectives

   The Managers 500 Plus Fund seeks to provide a total return exceeding the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") without additional equity market risk.

Principal Investment Strategies

The Fund does not invest principally in the common stocks that make up the S&P 500 Index or any other index. Instead, the Fund invests primarily in an actively managed short duration fixed income portfolio and maintains positions in S&P 500 futures or swaps, options and similar instruments. The equity index futures, swaps and options positions are designed to produce an exposure to the S&P 500 Index similar to the exposure that would be achieved if all the Fund's assets were invested directly in the stocks comprising the S&P 500 Index. The
Fund's investment strategy is designed to produce a total return with a low tracking error relative to the S&P 500 Index.

The 500 Plus Fund's fixed-income securities will consist primarily of U.S. Government Securities, including mortgage-backed securities, but may also include corporate debt securities and mortgage-backed and other asset-backed securities of non-governmental issuers. The Fund typically employs hedging techniques, with instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of its fixed-income portfolio. The Fund generally manages its fixed-income portfolio effective duration to a target of one year or less. The Fund may also engage in loans of portfolio securities and dollar rolls to enhance income and later return.

   The 500 Plus Fund has received an exemptive order from the Securities and Exchange Commission which would permit the Fund to invest in the Short Fund for purposes of pursuing its short duration fixed-income strategy.

The 500 Plus Fund's equity market positions are designed to produce a return similar to the return that would be achieved if all the 500 Plus Fund's assets were invested directly in the stocks comprising the S&P 500 Index in proportion to their respective weightings in the S&P 500 Index. The 500 Plus Fund's exposure to the
S&P 500 Index will be maintained primarily with futures, options, and swaps. When futures contracts are purchased, only a small percentage of the notional value of the contract must be posted as margin. No margin is generally required when entering into a swap or option contract. The 500 Plus Fund therefore commits only a small percentage of its net assets to purchasing the instruments that it uses to obtain its equity market exposure. With the remainder of its assets, the 500 Plus Fund will invest in an actively managed short duration fixed income portfolio.

The 500 Plus Fund's success in achieving its performance objective depends largely on whether the total return on the 500 Plus Fund's fixed-income portfolio equals or exceeds a short term interest rate plus the Fund's total operating expenses. The operating expenses of the 500 Plus Fund include the transaction and financing costs of entering into the futures, options and swap contracts used for interest rate risk management and for S&P 500 Index replication. Other factors which will impact the success of the 500 Plus
Fund's strategies relate to how well the returns of the equity index futures, swaps and options track the S&P 500 Index.

Principal Investment Risks

   An investor could lose money by investing in any of these Funds.

   The 500 Plus Fund should be invested in by individuals seeking the return of the stock market, specifically that of the S&P 500 Index. Although the Fund invests in certain types of bonds, it is not a typical "bond" fund and should not be invested in by someone seeking a fixed income return. The movements in the S&P 500 Index can be very volatile from day-to-day and a person who invests in the 500 Plus Fund should be aware that significant losses can be sustained in one day, as well as over time. An investor in the 500 Plus Fund should also be aware that the 500 Plus Fund's use of derivative instruments such as futures, swaps and options to track the market index raises additional risks. The 500 Plus Fund's opportunity for gain or loss may be greater than if the 500 Plus Fund invested directly in the stocks represented by the market index because the notional value of the financial instruments utilized may not match exactly the 500 Plus Fund's net assets. For example, the total net notional amount of the 500 Plus Fund's equity swap contracts, S&P 500 Index futures contracts, plus the market value of any common stocks owned may be more or less than its total net assets. (Under normal market conditions, the 500 Plus Fund expects that on any given day, such variations in its exposure to the index will be up to 5% more or less than its net assets.)

   Principal Investment Risks

   Other primary risks of investing in the Funds are:

Basis Risk
Credit Risk
Derivatives Risk
Interest Rate and Maturity Risk
Leveraging Risk
Liquidity Risk
Management Risk
Market Risk
Prepayment Risk

Please see "Principal Risk Factors" for a discussion of these and other risks of investing in the Funds.

   Fund Annual Performance

   The bar charts below show how the Funds' performance has varied from year to year by illustrating the Fund's total calendar-year returns. The table following the bar charts compares each Fund's average annual returns for the periods indicated to those of a broad-based securities market index. The charts and table are intended to illustrate some of the risks of investing in the Funds by showing how the Funds' performance can vary from year to year. Past performance does not guarantee future results.

		          CALENDAR-YEAR TOTAL RETURNS
				SHORT FUND

	Best quarter: First quarter 1995, +2.40%
			[graph appears here]
	Worst quarter:

	More recent return information: (January 1, 2000 - June 30, 2000)



		         CALENDAR-YEAR TOTAL RETURNS
				  INTERMEDIATE FUND

	Best quarter: First quarter 1995, +5.45%
			[graph appears here]
	Worst quarter: First quarter

	More recent return information: (January 1, 2000 - June 30, 2000)



			   CALENDAR-YEAR TOTAL RETURNS
				  500 PLUS FUND

	Best quarter: Fourth quarter 1998, 21.07%
			[graph appears here]
	Worst quarter: Third quarter 1998, (10.82)%

	More recent return information: (January 1, 2000 - June 30, 2000) ---%



			   AVERAGE ANNUAL TOTAL RETURNS
			(for periods ended December 31, 1999)

                                                              Fund Inception
Short Fund                                    1 year  5years   (March 31, 1992)
Short Fund
Merrill Lynch 6 Month US T-Bill

                                                               Fund Inception
Intermediate Fund(1)                          1 year  5 years  (March 31, 1992)
Intermediate Fund
Salomon Smith Barney Mortgage Index ("SBMI")

   (1) The fund changed its investment objective 1/1/94. Prior to 1/1/94, the Fund's objective was to provide a return in excess of the five year
U.S. Treasury note.


                                                          Fund Inception
500 Plus Fund                                 1 year  5 years   (June 30, 1992)
Managers 500 Plus Fund
S&P 500 Index*

* The S&P 500 Index is a widely recognized, unmanaged index of common stocks of the 500 largest capitalized U.S. companies.
The index does not incur expenses and cannot be purchased directly by investors.

Your Expenses in the Funds



   The information below describes the fees and expenses you may pay if you buy and hold shares of the Funds. The Funds do not charge any sales, exchange or redemption fees.

   Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)   Short   Intermediate  500 Plus
Management Fees (1)                             0.%        %            %
Other Expenses                                  0.%        %            %
12b-1 Fee                                       None      None          None
Total Annual Fund Operating Expenses (1)          %        %             %
Fee Waiver and Reimbursement                   (%)        (%)           (%)
Net Annual Fund Operating Expense               %          %             %

   (1) Managers has contractually agreed that for the two-year period following July 31, 2000, Managers will waive its fee and/or bear expenses of each Fund to cause total expenses to be at the annual rates of 0.88% for Intermediate Fund and 500
Plus Fund and 0.78% for Short Fund (the "Expense Agreement").The Expense Agreement would not apply during any period that the total assets of a Fund are below $50 million or if the shareholders of that Fund approve a fund management agreement or a merger of that Fund into another mutual fund. As of the date of this prospectus, total assets of the Short, Intermediate and 500 Plus Funds are $_____ , $______ and $____, respectively. Currently, Managers has also made a voluntary undertaking to limit the expenses to 0.88% for the Intermediate Fund and 500 Plus Fund and 0.78% for the Short Fund for the period ending March 31, 2001.



   Examples

   The examples below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, that your investment earns a 5% return each year, that you redeem all of your shares at the end of these periods, that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   With Expense Limitation       1 Year    3 Years     5 Years    10 Years
Short Fund                        $        $            $          $
Intermediate Fund                 $        $            $          $
500 Plus                          $        $            $          $




   Absent Expense Limitation     1 Year      3 Years     5 Years    10 Years
Short Fund                        $112       $350         $607     $1,341
Intermediate Fund                  $111      $347         $601     $1,329
500 Plus                          $106       $331         $574     $1,270



PRINCIPAL RISK FACTORS



The value of your investment in a Fund changes with the values of that Fund's holdings. Many factors can affect those values. The "principal risk factors" identified below represent the factors that are most likely to have a material effect on each Fund's portfolio as a whole. Each Fund may be subject to additional principal risks and other risks in addition to the risks described here. The risks of a Fund may change over time because the types of investments made by a Fund can change over time. The following subsection on "Characteristics and Risks of the Securities in Which the Funds May Invest" and the Statements of Additional Information include more important information about the Funds, their investment strategies and the related risks.

Basis Risk. Basis risk is the risk that changes in the value of a hedge transaction will not completely offset changes in the value of the assets and liabilities being hedged. Basis risk may occur in many ways. For example, a hedge transaction may rise in value by $100 in response to higher interest rates. At the same time, the security being hedged could decline in value by $102 in response to the same market factor - higher interest rates -and other factors unique to those assets including credit risks that might be reflected in the assets' value. The hedge would therefore not fully cover the loss in value of the security caused by higher rates since a $2 differential would exist between the gain in value on the hedge and the assets' loss in value. The $2 differential reflects basis risk. Basis risk can manifest itself in other ways; for example when a small change in interest rates occurs. In that context, both the hedge transaction and the hedged assets could decline in value, although by different amounts, following an interest rate change. This means that a Fund may not achieve, and may at times exceed, its targeted duration or the return of the market it tracks.

Credit Risk. An issuer of securities may be unable to pay principal and interest when due, or the value of the security may suffer because investors believe the issuer is less able to pay. Lower rated securities, while usually offering higher yields, generally have more risk and volatility because of reduced creditworthiness and greater chance of default.

   While certain U.S. Government securities such as U.S. Treasury obligations and GNMAs (discussed in the next section) are backed by the full faith and credit of the U.S. Government, other fixed-income securities in which the Funds may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations. The Short and Intermediate Funds will seek to minimize credit risk by investing in securities of the highest credit quality, while the 500 Plus Fund will seek to minimize credit risk by investing in securities of at least investment grade, except that its investment in mortgage-backed securities will be rated at least A. Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating agency from another rating agency.

Derivatives Risk. The Funds may use derivatives, which are financial contracts whose value depends on,or is derived from, the value of an underlying asset, interest rate or index. Using derivatives, a Fund can increase or decrease its exposure to changing security prices and indices, interest rates or other factors that affect security value, or to employ temporary substitutes for anticipated future transactions. Techniques involving derivatives include buying or selling financial futures contracts, purchasing call or put options, or selling covered call options on such futures or entering into swap agreements. Any or all of these techniques may be used at one time. Use of any particular transaction is a function of market conditions. There is no overall limitation on the percentage of a Fund's assets which may be subject to a hedge position.
The use of derivatives involves costs and may result in losses. For example, the losses from investing in futures transactions are potentially unlimited. The use of options and futures strategies involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. In addition to other risks such as the credit risk of the counterparty, market risk, liquidity risk, and basis risk, derivatives involve the risk of mispricing or improper valuation. In addition, the Funds' use of derivatives may also have the effect of accelerating a Fund's recognition of gain.

At times, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Subadviser. If the actual price movements of the securities and futures are inconsistent with the Subadviser's estimates of their durations, the hedge may not be effective.

A Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions
(marked to market) exceeds the current market value of its fixed-income securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations.
If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

In accordance with regulations established by the Commodity Futures
Trading Commission, each Funds'
aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts. In addition to margin deposits, when the Fund purchases a futures contract, it is required to maintain at all times liquid securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. The Funds' ability to engage in options and futures transactions and to sell related securities might also be limited by tax considerations and by certain regulatory requirements. See "Taxes" in the relevant Statement of Additional Information.

Interest Rate and Maturity Risk. The market prices of a Fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity or duration of a fixed-income security, the more sensitive it is to changes in interest rates. The Short Fund seeks to match the duration of a portfolio that invests exclusively in six month U.S. Treasury securities on a constant maturity basis, and the Intermediate Fund seeks to match the duration of a portfolio that invests in mortgage-backed securities as weighted in the major market indices (typically ranging from three to five years). The 500 Plus
Fund seeks a duration of one year or less. However, each Fund expects that, under normal circumstances, the dollar-weighted average life (or period until the next reset date) of its portfolio securities will be significantly longer than its duration objective.

Leveraging Risk. When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio holdings.
Each Fund may take on leveraging risk by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, and securities having small market capitalization, substantial market and/or credit risk tend to involve greater liquidity risk.
A Fund may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business. The
SEC staff takes the position that this includes non-terminable repurchase agreements having maturities of more than seven days.

   The determination of whether certain IO/PO Strips issued by the U.S. Government and backed by fixed-rate mortgages or any other securities in which a Fund desires to invest are liquid shall be made by Managers under guidelines established by the Trustees in accordance with applicable pronouncements of the SEC. At present, all other IO/PO Strips, other residual interests of CMOs and OTC options are treated as illiquid securities.
The SEC staff also currently takes the position that the interest rate swaps, caps and floors discussed in the Statements of Additional Information, as well as equity swap contracts and reverse equity swap contracts, are illiquid.

   Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The Subadviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired result.

Market Risk. The market price of securities held by a Fund may fall, sometimes rapidly or unpredictably, due to changing economic, political or market conditions, or due to the financial condition of the issuer.
The value of a security may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on a security purchased to be less than expected. Mortgage-backed securities, which represent an interest in a pool of mortgages, present this risk, as do many asset-backed securities. In general, when market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected, forcing a Fund to reinvest the proceeds at current yields, which are lower than those paid by the security that was paid off. When market interest rates increase, the market values of mortgage-backed securities declines. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities on these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities. Asset-backed securities can present similar risks.

CHARACTERISTICS AND RISKS OF THE
SECURITIES IN WHICH THE FUNDS MAY INVEST

Subject to the percentage limitations on investment to which each Fund is subject based on their investment objective, and unless stated otherwise, each of the Funds may invest in the following types of securities.
The Statement of Additional Information also includes information on these and other securities and financial instruments in which the Funds may invest.


U.S. Government Securities. The U.S. Government Securities in which the Funds may invest include U.S.
Treasury Bills, Notes, Bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities including, but not limited to, the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association
("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC").
(Other U.S. Government agencies
or instrumentalities include Federal Home Loan Banks, Bank for Cooperatives, Farm Credit Banks, Tennessee
Valley Authority, Federal Financing Bank, Small Business Administration, and Federal Agricultural
Mortgage Corporation.) Mortgage-backed securities are explained more fully below.

Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term "mortgage-backed securities," as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, including residuals, stripped mortgage-backed securities and other instruments.
Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables. These securities are described in detail below and in the Statement of Additional Information.

There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Not all securities issued by the U.S. Government or its agencies are backed by the full faith and credit of the United States; some may be backed only by the assets of the particular instrumentality or the ability of the agency to borrow.

The Short and Intermediate Funds may only invest in mortgage-backed securities issued by private originators of, or investors in, mortgage loans issued by private entities that are rated AAA by S&P or Aaa by Moody's. The Short and Intermediate Funds will not pay any additional fees for credit support and will not invest in private mortgage pass-through securities unless they are rated AAA by S&P or Aaa by Moody's. In addition, the Short and Intermediate Funds will only purchase mortgage-backed securities which constitute "Mortgage
Related Securities" for purposes of the Secondary Mortgage Market
Enhancement Act of 1984.

The Short and Intermediate Funds will not purchase privately-issued mortgage-backed securities or Collateralized Mortgage Backed Obligations ("CMOs") collateralized by interests in whole mortgage loans (not guaranteed by GNMA, FNMA or FHLMC) if the securities of any one issuer would exceed 10% of any Fund's assets at the time of purchase. The Funds will not purchase privately-issued mortgage-backed securities or CMOs collateralized by U.S. Government agency mortgage-backed securities if the securities of any one issuer would exceed 20% of any Fund's assets at the time or purchase.

   The 500 Plus Fund's investments in mortgage-backed and other asset-backed securities will be rated at least A by Moody's or S&P.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities,which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans.
As a result of these unscheduled payments of principal,or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Funds may purchase certain options and options on futures contracts as described more fully in "Summary of Principal Risks and Investment Strategies" and the Statements of Additional Information.

   Adjustable-Rate Securities. Adjustable-rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable-rate securities are backed by pools of mortgage loans. The Short and Intermediate Funds will only invest in adjustable-rate securities backed by pools of mortgage loans ("ARMs"). The fixed-income portfolio of the 500 Plus Fund may also invest in adjustable-rate securities backed by assets other than mortgage pools.

Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable-rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable-rate securities are less likely than non-adjustable-rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable-rate securities are also subject to the prepayment risks associated generally with mortgage-backed securities.

Securities Lending, Repurchase Agreements and Forward
Commitments. The Funds may lend portfolio securities to broker-dealers and may enter into repurchase agreements.
These transactions must be
fully collateralized at all times but involve some risk to the Funds if the other party should default on its obligations and a Fund is delayed in or prevented from recovering the collateral.
None of the Funds will lend
portfolio securities if, as a result, the aggregate of such loans exceeds 33 1 /3 % of the total asset value (including such loans). The Funds will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the Board of
Trustees ("Qualified Institutions"). Managers will monitor the continued creditworthiness of Qualified
Institutions, subject to the oversight of the Board of Trustees.

The Funds may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with the Funds' custodian. Subject to this requirement, the Funds may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

Reverse Repurchase Agreements, Dollar Roll Agreements and
Borrowing. The Funds may enter into
reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1 /3 % of their assets. The Short and Intermediate Funds may only enter into these transactions with commercial banks and registered broker-dealers which are also Qualified Institutions. The
Statement of Additional Information for each Trust contains a more detailed explanation of these practices.
Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and require segregation of assets with a Fund's custodian in an amount equal to the Fund's obligations pending completion of such transactions. Each Fund may also borrow money from banks in an amount up to 33 1 /3 % of a Fund's total assets to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require a Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as "leverage." Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund's net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.

Short Sales. The Funds may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. All of the Funds expect to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility. While a short sale may act as effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio's total return.
When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities, and is often obligated to relinquish any payments received on such borrowed securities.

Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian into which it will deposit liquid securities such that the amount deposited in the account plus any amount deposited with the broker as collateral will at least equal the current value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets. A Fund may also effect short sales where the Fund owns, or has the right to acquire at no additional cost, the identical security (a technique known as a short sale "against the box"). Such transactions might accelerate the recognition of gain. See "Taxes" in the relevant
Statement of Additional Information.

   Portfolio Turnover

   Because of their relatively frequent trading, the Funds will frequently realize taxable capital gains which must be distributed yearly to shareholders. To the extent these gains are short-term capital gains, such gains are generally taxed at ordinary income tax rates. If a shareholder holds an investment in a Fund in something other than a tax-deferred account (e.g. a retirement account), the payment of any taxes will impact a shareholder's net return from holding an investment in a Fund.
Portfolio turnover also generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover could adversely impact a Fund's performance. However, the mortgage securities in which the Funds may invest are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. The Funds will pay commissions in connection with options and future transactions and, for the 500 Plus Fund, in relation to any purchase of common stocks or other equity securities.

   THE MANAGERS TRUST I AND THE MANAGERS TRUST II

   The Managers Trust I and The Managers Trust II are part of the Managers fund family, a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies.

   The Managers Funds LLC (the "Investment Manager" or "Managers"), a subsidiary of Affiliated Managers Group, Inc., serves as the investment manager to the Funds and is responsible for the Funds' overall administration and distribution. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family.

   Smith Breeden Associates, Inc ("Smith Breeden"), a registered investment adviser, acts as sub-adviser to the Managers Short Duration Government Fund, Managers Intermediate Government Fund and Managers
500 Plus Fund. Formerly, Smith Breeden was investment adviser to the Funds and has served as either investment adviser or sub-adviser to the Funds since their inception in 1992. Smith Breeden is located at 100 Europa Drive, Chapel Hill, NC, 27514.

   Smith Breeden is a money management and consulting firm involved in (1) money management for separate accounts such as pensions and endowments, (2) financial institution consulting and investment advice, and (3) equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. Smith Breeden currently advises, or manages on a discretionary basis, assets totaling over $27 billion.
John B. Sprow serves as portfolio manager to the 500 Plus Fund and is responsible for its day-to-day operations. Daniel C. Dektar serves as the portfolio manager responsible for the day-to-day operations of the Short Fund and Timothy D. Rowe serves as portfolio manager responsible for the day-to-day operations of the Intermediate Fund. All three individuals are Senior Vice-Presidents of Smith Breeden.

Each of the Funds is obligated by its fund management contract to pay annual management fees to Managers of 0.70% of average daily net assets. Managers, in turn, pays a portion of this fee to Smith Breeden.


                           YOUR ACCOUNT

   As an investor, you pay no sales charges to invest in the Funds. Furthermore, you pay no sales charges to transfer within the Fund family or even to redeem out of the Funds. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (NYSE) is open for trading.
The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

   Current holiday schedules indicate that the Funds' net asset values will not be calculated on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Short Fund and Intermediate Fund will also not be priced on Columbus Day and Veterans' Day.

   A Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

   Minimum Investments in the Funds

   Cash investments in the Funds must be in U.S. Dollars. Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust Company will be accepted.

   The following table provides the minimum initial and additional investments in the Funds:

		Initial Investment      Additional Investment

Regular accounts     $2,000            $100
Traditional IRA         500             100
Roth IRA                500             100
Education IRA           500             100
SEP IRA                 500             100
SIMPLE IRA              500             100

A Fund may, in its discretion, waive the minimum initial and additional investment amounts at any time.


   A Traditional IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

   A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

   You should consult your tax professional for more information on IRA accounts.


   HOW TO PURCHASE SHARES

   By Mail

    To open your account, complete and sign the appropriate application and make your check payable to The Managers
Trusts. Mail the check and account application to the address on the application.

   To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the address on the stub. Please include your account number and Fund name on the check.

   By Telephone

   After establishing this option on your account, call a client service representative during normal business hours, 8 a.m. to 6 p.m. New York Time, at (800) 252-0682.

   *A redemption made within 15 days of a purchase made by check may be delayed if such check has not cleared.

   For Bank Wires: Please call and notify the Fund at (800) 252-0682. Then instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN - The
Managers Trusts A/C 9905-001-5, FBO shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.


   Through Broker-Dealers and Other Financial Intermediaries:

   It is important to keep in mind that if you invest through a third-party such as a bank, broker-dealer or other fund distribution organizations rather than directly with us, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds also participate in "No Transaction Fee" programs with many national brokerage firms and may pay fees to these firms for participating in such programs.


   HOW TO REDEEM SHARES

   You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order. Orders received after the close of regular business of the NYSE (usually 4:00 p.m. New York Time) will receive the NAV per share determined at the close of trading on the next NYSE trading day.

   By Mail

    Write a letter of instruction containing:
- the name of the Fund(s)
- the account number(s)
- dollar amount or number of shares to be redeemed
- the name(s) on the account
- the signature(s) of all account owners
- your daytime telephone number

and mail the written instructions to The Managers Trusts, c/o Boston Financial Data Services, Inc., P.O. Box 8517,
Boston, MA 02266-8517.


   By Telephone

   After establishing this option on your account, call a client service representative during normal business hours, 8 a.m. to 6 p.m. New York Time, at (800) 252-0682.

   Telephone Redemptions are available only for redemptions which are below $25,000.





   Redemptions of $25,000 or more require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and securities dealers. A notary public cannot provide a signature guarantee. In joint accounts, both signatures must be guaranteed.

   INVESTOR SERVICES

   Automatic Investments allows you to make automatic deductions from a designated bank account.

   Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive dividends in cash.

   Exchange Privilege allows you to exchange your shares of the Funds for shares of another of our Funds. There is no fee associated with this privilege. Be sure to read the Prospectus for any Fund that you are exchanging into. You can request your exchange in writing, by telephone (if elected on the application) or through your investment advisor, bank or investment professional.

   Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

   Systematic Exchange Plan allows you to make automatic monthly exchanges from a Fund to another of our Funds. Exchanges are completed on the 15th day of each month. Be sure to read the current Prospectus for any Fund that you are exchanging into. There is no fee associated with this service. If the 15th day of any month is a weekend or holiday, the exchange will be completed on the next business day.

   Systematic Withdrawals allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals by check are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.


   THE FUNDS AND THEIR POLICIES

   Each Fund reserves the right to:

redeem an account if the value of the account falls below
$500 due to redemptions;

suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

change its minimum investment amounts;

delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

make a redemption in-kind (a payment in portfolio securities instead of in cash) if the Fund determines that a redemption is too large and/or may cause harm to the Fund and its shareholders;

refuse any purchase or exchange request if we determine that such request could adversely affect the Fund's NAV, including if such person or group has engaged in excessive trading (to be determined in our discretion);

after prior warning and notification, close an account due to excessive trading;

impose exchange or redemption fees or otherwise change the terms of your exchange privileges.


   ACCOUNT STATEMENTS

   You will receive quarterly and annual statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV in January, detailing the tax characteristics of any dividends and distributions that are received on their account, whether taken in cash or additional shares. You will also receive confirmations after each trade executed in your account.



   DIVIDENDS AND DISTRIBUTIONS

   The Short Fund and Intermediate Fund intend to pay monthly distributions to their shareholders of net investment income. The 500 Plus Fund intends to make quarterly distributions of net investment income. All Funds will distribute net realized gains at least annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.

   The monthly distributions for the Short Fund's shares are quoted ex-dividend on the business day after record date (the "ex-date"). Record date is usually the first or second business day of the month. If a shareholder elects to reinvest dividends, the date the dividends are reinvested is also the ex-date. Dividends are paid in cash by the Short Fund generally one week after the ex-date.

   The Intermediate Fund will declare a daily dividend for shareholders of record. The Intermediate
Fund's dividend payable date, and the day that dividends are reinvested for shareholders who have made this election, is the last business day of the month. Shares begin accruing dividends on the business day after federal funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares, and continue to accrue dividends through and including the day the redemption order for the shares is executed. If an investor closes his account, any accrued dividends through and including the day of redemption will be paid as part of the redemption proceeds.

   Dividends and capital gains distributions may be declared more or less frequently at the direction of the Trustees. In order to be entitled to a dividend or a distribution, an investor must acquire a Fund's shares on or before the record date. Caution should be exercised, however, before purchasing shares immediately prior to a distribution record date. Since the value of a Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of its shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of the shareholder's investment, it may be taxable as dividend income or capital gain.

   We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.


   TAX INFORMATION

   Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from the Funds.

All Fund distributions from net investment income (whether paid in cash or reinvested in additional shares) will be taxable to its shareholders as ordinary income, except that any distributions of a Fund's net long-term capital gain will be taxable to its shareholders as long-term capital gain (generally taxed at a 20% rate in the hands of non-corporate shareholders), regardless of how long they have held their Fund shares.
An exchange of a Fund's shares for shares of another Fund will be treated as a sale of a Fund's shares, and any gain on the transaction may be subject to federal income tax.

The use of certain synthetic instruments(including certain futures and options contracts by the 500 Plus Fund as a means of achieving equity exposure will require the 500 Plus Fund to mark such isntruments to market, a practice which will accelerate the 500 Plus Fund's recognition of gain or loss. With respect to such instruments, 60% of any gain or loss recognized will be treated as long-term capital gain or loss and 40% will be treated as short-term capital gain or loss.

   Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not on the length of time that you held your Fund shares. When you sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

   Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

fail to provide a social security number or taxpayer identification number;

fail to certify that their social security number or taxpayer identification number is correct; or

fail to certify that they are exempt from withholding.

   FOR MORE INFORMATION

   Additional information for the Funds, including the Statement of Additional Information and the Semi-Annual and Annual Reports, are available to you without charge and may be requested as follows:

By Telephone:   Call 1-800-835-3879

By Mail:                The Managers Funds LLC
			40 Richards Avenue
			Norwalk, CT  06854

On the Internet:        Electronic copies are available on our website at
			http://www.managersfunds.com

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

   Current Fund documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this Prospectus). Text-only copies are also available on the EDGAR database on the SEC's website at http://www.sec.gov, or upon payment of a duplication fee and an email request to publicinfo@sec.gov or by writing to the SEC's Public Reference Room, Washington, D.C. 20549-0102. (Call 1-202-942-8090 for hours of operation.) Information about the Funds also may be reviewed and copied at the SEC's Public Reference Room.

   Investment Company Act Registration Numbers 811-6520 and 811-6431.





   FINANCIAL HIGHLIGHTS

   The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or, if shorter, since the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, are included in the annual report to shareholders, which is available upon request.


   MANAGERS SHORT DURATION GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

   The following selected per share data and ratios cover the fiscal periods from April 1, 1996 through March 31, 2000, and are part of the Short
Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Short Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for The Managers Trust II.

		    Year Ended   Year Ended  Year Ended  Year Ended   Year Ended
		     March 31,   March 31,    March 31,   March 31,    March 31,
		       2000        1999         1998       1997         1996

Net Asset Value,
Beginning of Year.                 $9.92       $9.83        $9.74      $9.90
Income From Investment Operations
Net investment income              0.442       0.484         0.476      0.621
Net realized and
unrealized gain
(loss) on investments              0.020       0.114         0.146     (0.148)
Total from investment
operations ..........              0.462       0.598         0.622      0.473
Less Distributions
Dividends from net
investment income ..              (0.447)     (0.508)       (0.476)    (0.621)
Dividends in excess
of net investment
income ..                            -          -           (0.056)   (0.012)
Total Distributions               (0.447)     (0.508)       (0.532)    (0.633)
Net Asset Value,
End of Period ..........           $9.94      $9.92          $9.83     $9.74
Total Return ...........            4.83%      6.24%          6.57%     4.95%
Ratios/Supplemental Data
Net assets,
end of period ..........    $60,807,449  $78,427,855  $118,988,609 $221,825,136
Ratio of expenses to
average net assets
Before expense limitation           1.00%      1.00%          0.93%     0.93%
After expense limitation            0.78%      0.78%          0.78%     0.78%
Ratio of net income
to average net assets
Before expense limitation           4.56%      5.06%          4.90%     6.13%
After expense limitation            4.78%      5.28%          5.04%     6.29%
Portfolio turnover rate              298%       626%           556%      225%

Additional performance information is presented in the Short Fund's Annual Report, which is available without charge upon request.












   MANAGERS INTERMEDIATE GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

   The following selected per share data and ratios cover the fiscal periods from April 1, 1996 through March 31, 2000, and are part of the Intermediate Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Intermediate Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for The Managers Trust II.


				      Years ended March 31,
			       2000      1999      1998     1997      1996
Net Asset Value,
Beginning of Period                     $10.00    $9.73     $10.01    $9.83
Income From Investment Operations
Net investment income                     0.525    0.590      0.599    0.660
Net realized and unrealized
gain (loss) on
investments .........                     0.030    0.419     (0.024)   0.277
Total from investment
operations ..............                 0.555    1.009      0.575    0.937
Less Distributions
Dividends from net
investment income ........               (0.515)  (0.561)    (0.604) (0.656)
Dividends in excess of
net investment income .....                ---      -           -        -
Distributions from net
realized gains on
investments ..............               (0.130)  (0.178)    (0.251) (0.101)
Distributions in excess of
net realized gains on
investments .............                   -       -          -         -
Total Distributions .........            (0.645)  (0.739)    (0.855) (0.757)
Net Asset Value,
End of Period .........                  $9.91   $10.00      $9.73   $10.01
Total Return ..........                   5.73%   10.65%      5.92%   9.69%
Ratios/Supplemental Data
Net assets, end of period       $55,125,797 $38,641,879 $37,735,525 $36,446,940
Ratio of expenses to
average net assets
Before expense limitation                1.06%     1.13%     1.16%    1.14%
After expense limitation ..              0.88%     0.88%     0.89%    0.90%
Ratio of net income to
average net assets
Before expense limitation .....          5.08%     5.36%     5.92%    6.26%
After expense limitation ......          5.25%     5.61%     6.19%    6.49%
Portfolio turnover  rate ....             423%      583%      409%     193%

Additional performance information is presented in the Intermediate Fund's Annual Report, which is available without charge upon request.























   MANAGERS 500 PLUS FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

   The following selected per share data and ratios cover the fiscal periods from April 1, 1996 through March 31, 2000, and are part of the Fund's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for The Managers Trust I.

				   Years ended March 31,
			  2000       1999      1998       1997      1996

Net Asset Value,
Beginning of Period                 $16.86    $12.56     $12.27    $10.84
Income From Investment Operations
Net investment income                 0.686     0.591      0.592     0.615
Net realized and
unrealized gain (loss)
on investments                       1.765    4.940      1.813     2.768
Total from investment
operations ..........                 2.451     5.531      2.405     3.383
Less Distributions
Dividends from net
investment income ............      (0.624)    (0.586)    (0.590)   (0.583)
Dividends in excess of
net investment income .....            -         -          -          -
Distributions from net
realized gains on
investments ........                (1.905)    (0.645)     (1.525)  (1.370)
Distributions in excess
of net realized gains
on investments ............            -         -          -          -
Total Distributions .....           (2.529)    (1.231)     (2.115)  (1.953)
Net Asset Value,
End of Period ............         $16.78     $16.86      $12.56   $12.27
Total Return .......                17.17%     45.71%      21.41%   32.30%
Ratios/Supplemental Data
Net assets, end of period ..   $185,584,121 $136,667,439 $13,507,377 $4,766,534
Ratio of expenses to
average net assets
Before expense limitation            1.04%      1.23%      2.60%     4.58%
After expense limitation             0.88%      0.88%      0.88%     0.90%
Ratio of net income to
average net assets
Before expense limitation            4.45%      4.44%      3.58%     1.85%
After expense limitation             4.62%      4.79%      5.30%     5.53%
Portfolio turnover rate               527%       424%       182%      107%

Additional performance information is presented in the Fund's Annual Report, which is available without charge upon request.



   THE MANAGERS TRUST I
THE MANAGERS TRUST II


   MANAGERS SHORT DURATION GOVERNMENT
FUND
MANAGERS INTERMEDIATE GOVERNMENT
FUND
MANAGERS 500 PLUS FUND

   STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2000



	   This Statement of Additional Information contains information pertaining to the Managers Trust I (the "Trust I"), a no-load open-end management investment company offering redeemable shares of beneficial interest in the Managers 500 Plus Fund ("500 Plus Fund", formerly known as the Smith Breeden U.S. Equity Market Plus Fund) and the Managers Trust II ("Trust II"), a no-load open-end management investment company offering redeemable shares of beneficial interest in two separate series, the Managers Short Duration Government Fund
(the "Short Fund", formerly known as the Smith Breeden Short
Duration U.S. Government Fund) and the Managers Intermediate
Government Fund (the "Intermediate Fund", formerly known as the
Smith Breeden Intermediate Duration U.S. Government Fund). This
Statement of Additional Information contains information which may be useful to investors and which is not included in the Prospectus for the Funds. This Statement of Additional Information is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Short, Intermediate and 500 Plus Funds (each a "Fund" and collectively the "Funds") dated August 1, 2000 as may be amended from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus which may be obtained by calling 1-800-835-3879. The executive offices of the Trusts are located at 40 Richards Avenue, Norwalk, Connecticut, 06854.

   Contents                        Page

MISCELLANEOUS INVESTMENT PRACTICES AND RISK
CONSIDERATIONS.........................................2
HEDGING AND OTHER STRATEGIES USING DERIVATIVES
CONTRACTS..............5
INVESTMENT
RESTRICTIONS.....................
 ...........8
BOARD OF TRUSTEES AND OFFICERS OF THE
TRUSTS....................10
CONTROL PERSONS AND PRINCIPAL HOLDERS OF
SECURITIES................12
MANAGEMENT OF THE
FUND..........................
 .....13
BROKERAGE ALLOCATION AND OTHER
PRACTISES.....................17
PURCHASES, REDEMPTION AND PRICING OF FUND
SHARES.................18
TAXES   21
STANDARD PERFORMANCE MEASURES   23
ADDITIONAL INFORMATION FOR INSTITUTIONAL
INVESTORS       26
EXPERTS 26
FINANCIAL STATEMENTS    26
APPENDIX        27



   MISCELLANEOUS INVESTMENT PRACTICES AND RISK
CONSIDERATIONS

   Investment Policies

   The following supplements the information contained in the Prospectus about the investment policies of the Short Fund, Intermediate Fund and 500 Plus Fund. Terms used herein have the same meanings as in the Prospectus.

   Repurchase Agreements. A Fund may invest in repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Funds' present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers, and only with respect to obligations of the U.S.
Government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Funds which are collateralized by the securities subject to repurchase. Managers and the Subadviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

   Forward Commitments. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments," "when issued" and "delayed delivery" securities) if a Fund holds until the settlement date, in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if a Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous return or price. Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Managers and the Subadviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

   Securities Loans. A Fund may make secured loans of its securities amounting to not more than 33 1/3% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreement requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent.

   The Fund retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.
The Fund may also call such loans in order to sell the securities involved.

   Borrowing. A Fund may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of a Fund's total assets (computed at the time the loan is made) in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. A Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, the Fund's investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This speculative characteristic is known as "leverage."

   Reverse Repurchase Agreements and Dollar Roll Agreements. A
Fund may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.
During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S.
Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund.

   Collateralized Mortgage Obligations ("CMOs"). A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series, which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of a CMO held by the Funds would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Another type of CMO is a real estate mortgage investment conduit ("REMIC") which qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

   CMOs also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-
backed securities to the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer ("Residuals"). Residuals have value only to the extent that income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by
all other outstanding classes or series of the CMOs.   In addition, if a
CMO bears interest at an adjustable-rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based. As a non-fundamental policy
(meaning it can be changed without the vote of the shareholders), the Short and Intermediate Fund will not invest in Residuals.

In reliance on an interpretation by the Securities and Exchange Commission ("SEC"), the Funds' investments in certain qualifying CMOs and REMICs are not subject to the 1940 Act's limitations on acquiring interests in other investment companies. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for the purposes of this Prospectus.

Stripped Securities ("STRIPS"). STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets ("interest-only" or "IO" class), while the other class will receive all of the principal ("principal-only" or "PO" class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by S&P or Moody's, respectively. These risks (and potential benefits) will be managed by investing in a variety of such securities and by using certain hedging techniques, as described in "Derivatives Risk" in the Prospectus. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

   The Funds expect that interest-only STRIPS will be purchased for their hedging characteristics. Because of their structure, interest-only
STRIPS will most likely move differently than typical fixed income securities in relation to changes in interest rates. For example, with increases in interest rates, these securities will typically increase rather than decrease in value. As a result, since they move differently to changes in interest rates than the typical investments held by a Fund, interest-only STRIPS can be used as hedging instruments to reduce the variance of a Fund's net asset value from its targeted option-adjusted duration. There can be no assurance that the use of interest-only
STRIPS will be effective as a hedging technique, in which event, a Fund's overall performance may be less than if the Fund had not purchased the STRIPS. STRIPS will not constitute more than 5% of a Fund's net assets.

The determination of whether certain IO and PO STRIPS issued by the U.S. Government and backed by fixed-rate mortgages are liquid shall be made by the Trustees in accordance with applicable pronouncements of the SEC. At present all other IO and PO STRIPS are treated as illiquid securities for the purposes of the 15% limitation on illiquid securities as a percentage of a Fund's net assets.

   In addition to STRIPS issued by the U.S. Government, its agencies or instrumentalities, the Funds may purchase STRIPS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these entities. However, the Short and Intermediate Funds will purchase only STRIPS that are collateralized by mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Under no circumstances will the Short or Intermediate Funds purchase STRIPS if such purchase would cause STRIPS to exceed 5% of the assets of a Fund.

   Zero Coupon Securities. The Funds may invest in "zero coupon" securities, which are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

   A Fund is required to accrue and distribute income from zero coupon securities on a current basis, even though it does not receive the income currently. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

   Convertible Securities. The 500 Plus Fund may invest in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed income and equity securities. The market value of convertible securities declines as interest rates increase, and increases as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of convertible securities tend to rise as a reflection of the value of the underlying common stock. Issuers of convertible securities may default on their obligations.

   Corporate Debt Securities.  The 500 Plus Fund may invest in corporate debt securities which are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-
worthiness of the issuer and general market liquidity.   Debt securities
issued by smaller and medium sized issuers may be less actively traded than those of larger issuers and may experience greater fluctuations in price. Smaller and medium sized issuers may be less seasoned, have more limited product lines, markets, financial resources and management depth, and therefore be more susceptible to adverse market conditions than larger issuers.

   Restricted Securities. Restricted securities represent securities that can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in registered public offering. Restricted securities deemed to be liquid under procedures established by the Funds' Board of Trustees are not subject to the limitations on illiquid securities.

HEDGING AND OTHER STRATEGIES USING DERIVATIVE
CONTRACTS

   Futures Contracts and Related Options. As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the seller in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is lower (or higher, as the case may be). A futures contract sale creates an obligation by a Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). The potential losses from investment in futures contracts is unlimited. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put).

   Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client, but rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Funds may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, or cash, U.S. Government securities or other liquid high-grade debt securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, Eurodollar instruments, U.S. Treasury Notes and GNMA Certificates.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Funds have insufficient cash, it may be disadvantageous to do so. In addition, the Funds may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. An inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

   In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options, either Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

   The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of a Fund to hedge successfully will depend on the Subadvisor's ability to forecast pertinent market movements, which cannot be assured.

   In order to achieve its investment objective, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Subadvisor. If the actual price movements of the securities and futures are inconsistent with their durations as so calculated, the hedge may not be fully effective.

   A Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the expected volatility relationship between the Fund and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

   Finally, the daily deposit requirements in futures contracts create a greater ongoing potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions may reduce net asset value. Income earned by a Fund from its hedging activities generally will be treated as capital gains.

   In accordance with regulations established by the Commodity Futures Trading Commission, each Fund's aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts.

   Swaps, Caps, Floors and Collars. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their nature, swap agreements may increase or decrease exposure to interest rates, mortgage securities, or other factors such as stock or bond indices. The Funds will enter into swaps only on a net basis, i.e., where the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount, but gives up the benefits of an interest rate decline below the minimum amount.

There can be no assurance that a Fund will be able to enter into swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that the Funds will be able to terminate a swap or sell or offset caps, floors or collars notwithstanding any terms in the agreements providing for such termination. The Fund will enter into swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under a swap contract may be made at the conclusion of the contract or periodically during its term.

Inasmuch as these transactions are entered into for hedging purposes, the Fund believes that swaps, caps, floors and collars do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ("1940 Act").

If there is default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no assurance that swap, cap, floor or collar counterparties will be able to meet their obligations pursuant to their contracts, or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to swaps, caps, floors or collars.

   The swap, cap, floor and collar market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation.
As a result, this market has become relatively liquid, although the Fund will still treat these instruments as illiquid investments subject to the limitation on such investments described under "Liquidity Risk" in the Prospectus.

   Inasmuch as these hedging transactions are entered into for hedging purposes, the Funds believe swaps, caps, floors and collars do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act.

   The Short Fund and Intermediate Fund will not write any caps, floors and collars, and will not enter into any swap, cap, floor or collar transaction unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's Corporation ("S&P") or Aa or P-1 or better by Moody's Investors Service, Inc. ("Moody's") at the time of entering into such transaction.

   The 500 Plus Fund will not enter into any swap, cap, collar or floor contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P.

   Options. A put option gives the purchaser of the option the right to sell and the writer the obligation, if the purchaser exercises his right, to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer the obligation, if the purchaser exercises his right, to sell the underlying security at the exercise price during the option period. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

   The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying interest does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment.
On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying interest directly without purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option, such a potential purchaser might have less of a loss. An option purchaser does not have the choice of "waiting out" an unexpected decrease or increase in the underlying instrument's price beyond the expiration date of the option.
The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable the market price of the underlying interest must exceed or, as applicable, be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

   A Fund's ability to close out its position as a purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges.  Among the possible reasons for the absence of a liquid secondary market on an exchange are (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options
(or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.
OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with a Fund.
With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC.  If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.  OTC Options and
their underlying securities are considered illiquid.   The Funds will
engage in OTC Option transactions only with primary United States
Government securities dealers recognized by the Federal Reserve Bank of New York. Managers and the Subadviser monitor the creditworthiness of dealers with whom a Fund enters into OTC options transactions under the general supervision of each Fund's Board of Trustees.

   The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   INVESTMENT RESTRICTIONS

   The following restrictions (except as noted) have been adopted as fundamental policies for the Funds, which means that they may not be changed without the approval of a majority of the outstanding shares of each of the Funds, as the case may be (as defined in the 1940 Act). A Fund may not (except that none of the following investment restrictions shall prevent a Fund from investing all of its assets (other than assets which are not "investment securities" as defined in the 1940 Act) in an open-end investment company with substantially the same investment objectives):

1. Issue senior securities, borrow money or pledge its assets, except that a Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities, and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when issued" or "delayed delivery" basis, the purchase and sale of futures contracts, the entry into reverse repurchase agreements and dollar roll transactions, short sales, interest rate swaps, mortgage swaps, over-the-counter options, and collateral arrangements with respect thereto are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of the Funds to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   3. For the Short and Intermediate Funds, purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) with respect to 75% of its total assets more than 5% of the Short or Intermediate
Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of a Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

   4. For the Short and Intermediate Funds, purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer.


   5. For the 500 Plus Fund only, purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC) if as a result 25% or more of a Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

   6. Purchase any security, other than mortgage-backed securities, or obligations of the U.S. Government, its agencies or instrumentalities, if as a result a Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation; except for investments in regulated investment companies with the same objective.

   7. Acquire, lease or hold real estate. (Does not preclude investments in securities collateralized by real estate or interests therein.)

   8. Purchase or sell commodities or commodity contracts except for hedging purposes.

9. Invest in interests in oil, gas or other mineral exploration or development program.

10. Invest in companies for the purpose of exercising control or management.


   11.Purchase securities of other investment companies, except to the extent permitted by the 1940 Act.

12. Make loans of money or property to any person, except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which a Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of a Fund's respective total assets (including such loans).

13. Purchase securities on margin (though a Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

14. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales
"against-the box" are not subject to this limitation.

   It is contrary to a Fund's present policy, which may be changed without shareholder approval, to:

(a) sell over-the-counter options which it does not own; or
(b) sell options on futures contracts which options it does not own.
(c) invest in residual interests in a REMIC or a CMO.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the asset coverage for borrowings falls below 300%, the Funds will take prompt action to reduce its borrowings as required by applicable laws.

   In order to change any of the foregoing restrictions, which are fundamental policies, approval must be obtained by shareholders of a Fund. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or
(ii) more than 50% of the outstanding voting securities.

   Other Policies

   There are no restrictions or limitations on investments in obligations of the United States, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of a Fund may be retained in cash, including cash equivalents which are Treasury bills, short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. However, it is intended that only so much of the underlying assets of a Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions.
As noted in the Prospectus, a Fund may invest up to 15% of its respective total net assets in illiquid securities.



	   BOARD OF TRUSTEES AND OFFICERS OF THE TRUSTS

   The current Trustees and Officers of each of the Trusts, their business addresses, principal occupations and dates of birth are listed below.
The Trustees provide broad supervision over the affairs of the Trusts and the Funds. Unless otherwise noted, the address of the current Trustees and Officers is the address of the Trusts: 40 Richards Avenue, Norwalk, CT 06854.

   JACK W. ABER - Trustee; Professor of Finance, Boston University
School of Management since 1972. He has served as a Trustee of the Trust since March 1999. He has served as a Trustee since August 2000 and also serves as a Trustee of The Managers Funds and The Managers/AMG Funds. His date of birth is September 9, 1937.

   WILLIAM E. CHAPMAN, II - Trustee; President and Owner,
Longboat Retirement Planning Solutions since 1998.  From 1990 to
1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee since August 2000 and also serves as a Trustee of The Managers Funds and The Managers/AMG Funds. His date of birth is September 23, 1941


   SEAN M. HEALEY - Trustee; President and Chief Operating Officer of Affiliated Managers Group, Inc. since October 1999. From April
1995 to October 1999, he was Executive Vice President of Affiliated Managers Group, Inc. From August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice President. He has served as a Trustee since August 2000 and also serves as a Trustee of The Managers Funds and The Managers/AMG Funds.
His date of birth is May 9,
1961.

   EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox Hamilton &
Putnam since 1977. He has served as a Trustee since August 2000 and also serves as a Trustee of The Managers Funds and The Managers/AMG Funds.
His date of birth is September 23, 1945.

   MADELINE H. MCWHINNEY- Trustee; Member of the Investment
Committee, New Jersey Supreme Court since 1990.  From 1977 to
1994, she was the President of Dale, Elliott & Company, Inc.,
Management Consultants. From 1983 to 1998, she was a Member of the Advisory Board on Professional Ethics, New Jersey Supreme Court.
She has served as a Trustee since August 2000 and also serves as a Trustee of The Managers Funds and The Managers/AMG Funds. Her date of birth is
March 11, 1922.

   STEVEN J. PAGGIOLI- Trustee; Executive Vice President and
Director, The Wadsworth Group since 1986. Vice President, Secretary and Director of First Fund Distributors, Inc. since 1991. Executive
Vice President, Secretary and Director of Investment Company Administration, LLC since 1990. Trustee of Professionally Managed Portfolios since 1991. He has served as a Trustee since August 2000 and also serves as a Trustee of The Managers Funds and The Managers/AMG Funds. His date of birth is April 3, 1950.

   ERIC RAKOWSKI - Trustee;  Professor, University of California at
Berkeley School of Law since 1990.  Visiting Professor, Harvard Law
School 1998-1999. He has served as a Trustee since August 2000 and also serves as a Trustee of The Managers Funds and The Managers/AMG Funds. His date of birth is June 5, 1958.

   THOMAS R. SCHNEEWEIS- Trustee; Professor of Finance,
University of Massachusetts since 1985. Managing Director, CISDM at the University of Massachusetts since 1994. He has served as a Trustee since August 2000 and also serves as a Trustee of the The Managers Funds and The Managers/AMG Funds. His date of birth is May 10, 1947.

   PETER M. LEBOVITZ - President; President of The Managers Funds LLC. From September 1994 to April 1999, he was Managing Director of The Managers Funds, L.P. (the predecessor to The Managers Funds
LLC). From June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital Management, Inc. From April 1989 to June 1993, he was Senior Vice President for Greenwich Asset Management, Inc. His date of birth is January 18, 1955.

   DONALD S. RUMERY - Treasurer and Secretary; Chief Financial
Officer, Secretary and Treasurer of The Managers Funds LLC
(formerly The Managers Funds, L.P.) since December 1994. Chief Financial Officer, Secretary and Treasurer of The Managers Funds since_____and
The Managers/AMG Funds since_______. From March 1990 to December 1994, he was a Vice President of Signature Financial Group. From August 1980 to March 1990, he held various positions with The Putnam Companies, the last of which was Vice President. His date of birth is May 29, 1958.

   PETER M. MCCABE - Assistant Treasurer; Portfolio Administrator and Assistant Treasurer of The Managers Funds LLC (formerly The
Managers Funds, L.P.) since August 1995. Assistant Treasurer of The Managers Funds since________and Managers/AMG Funds since______. From July 1994 to August 1995, he was a Portfolio Administrator at Oppenheimer Capital, L.P. His date of birth is September 8, 1972.

   LAURA A. DESALVO - Assistant Secretary; Legal/Compliance
Officer and Assistant Secretary of The Managers Funds LLC (formerly
The Managers Funds, L.P.) since September 1997. Assistant Secretary of The Managers Funds since_______ and The Managers/AMG Funds since_______.
From August 1994 to June 1997, she was a law student. Her date of birth is November 10, 1970.

    1 Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.


   Trustees' Compensation

           The current Trustees have not yet received any compensation from the Trusts. For their services, the Trustees are expected to be compensated as follows:

Compensation Table:
		      Estimated        Aggregate       Total Estimated
Name of Trustee       Aggregate        Compensation    Compensation
		      Compensation     From Other      from the Fund
		      from the Trusts  Funds in the    and the Fund
				       Complex        Complex paid to Trustees

Jack W. Aber            $                 $               $
William E. Chapman, II  $                 $               $
Sean M. Healey          none            none            none
Edward K. Kaier         $                 $               $
Madeline H. McWhinney   $                 $               $
Steven J. Paggioli      $                 $               $
Eric Rakowski           $                 $               $
Thomas R. Schneeweis    $                 $               $
____________________

(a) The Trusts do not expect to provide any pension or retirement benefits to the current Trustees.


   Information regarding the compensation of the Trustees of the Trusts during the fiscal year ended March 31, 2000 is presented in the table below. The Trusts paid no compensation to their officer or to the Trustees who were directors, officers or employees of Smith Breeden.

   Compensation Table for the fiscal year ended March 31, 2000


		     Aggregate         Total Compensation
   Name of             Compensation        from Trusts Paid
Trustee             from Trusts           to Trustee
Douglas T. Breeden*       None                None
Michael J. Giarla*        None                None
Stephen M. Schaefer     $97,917            $97,917
Myron S. Scholes        $97,917            $97,917
William F. Sharpe       $97,917            $97,917


   (a) The Trusts did not provide any pension or retirement benefits to the Trustees for the fiscal year ended March 31, 2000.

   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   Control Persons

   The table below presents information regarding holders of 5% or more of the shares of the Funds as of July ---, 2000, including their names address and ownership percentages.

   WILL BE PROVIDED AS OF JULY 3, 2000

   Management Ownership

   As of July 3, 2000, Trustees and Officers beneficially owned less than 1% of each of the Fund's shares.


	   MANAGEMENT OF THE FUND

   Investment Manager and Subadvisor

   The Trustees provide broad supervision of the operations and affairs of the Trusts and the Funds. The Managers Funds LLC ("Managers") serves as investment manager to and distributor of the Fund. The Investment Manager also serves as administrator of the Funds and carries out the daily administration of the Trusts and the Funds. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating subadvisors for individuals and institutional investors.

   Managers is a wholly-owned subsidiary of Affiliated Managers Group, Inc. ("AMG"), a publicly traded asset management holding company.
AMG serves as the Managing Member of The Managers Funds LLC.
AMG is located at Two International Place, 23rd Floor, Boston,
Massachusetts 02110.

   Managers has retained the services of a subadviser by entering into an advisory agreement with the Subadvisor known as a "Subadvisory Agreement." The subadvisor is Smith Breeden Associates, Inc (the "Subadvisor" or "Smith Breeden"). Smith Breeden is a money management and consulting firm involved in (1) money management for separate accounts such as pensions and endowments, (2) financial institution consulting and investment advice, and (3) equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. Smith Breeden currently advises, or manages on a discretionary basis, assets totaling over $27 billion. Of the $27 billion, more than $8 billion is managed on a discretionary basis for a wide range of public and private sector institutional clients. Smith Breeden has managed the assets in the Funds since their inception in 1992 as either investment manager or subadvisor.

   Smith Breeden has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with a Fund's investment objectives, policies and restrictions. Generally, the services which a subadvisor provides to a Fund are limited to asset management and related recordkeeping services. The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

   A subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the Securities and Exchange Commission. Smith Breeden does not have any affiliated broker dealers and does not expect to receive any brokerage commissions, or mark-ups, in connection with any transaction.

   Compensation of Managers and Smith Breeden by the Fund

   As compensation for the investment management services rendered and related expenses under the Management Agreements, the Funds have agreed to pay Managers an investment management fee of 0.70% annually, which is computed daily as a percentage of the average of the value of the net assets of each Fund and may be paid monthly.

   As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, Managers has agreed to pay the Smith Breeden a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that Smith Breeden manages. The fee paid to Smith Breeden is paid out of the fee the Managers receives from the Fund and does not increase the expenses of the Fund.

   The fee rate may change if assets of the Funds fall below certain levels. In addition, SBA agrees that if Managers has waived all or a portion of a Fund's advisory fee, or if Managers has agreed to pay or reimburse the expenses of a Fund above a certain level, SBA will, upon request by Managers, waive a pro-rata share of the subadvisory fee payable to SBA or reimburse the Fund for a pro-rata share of such expenses, so that the amount of expenses waived or borne by SBA will bear the same ratio to the total amount of the subadvisory fees with respect to such Fund as the amount waived or borne by Managers.

   Pursuant to an Agreement between Managers and SBA dated May 22,2000, Managers may also pay SBA up to $-million at certain points through July 31, 2005 if assets grow to certain target levels.

   Management and Subadvisory Agreements

   The Management Agreements provide that, subject to the general supervision of the Trustees, Managers will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds. During the term of the Management Agreements, Managers will pay all expenses incurred by it in connection with its activities under the Management Agreements, including fees payable to subadvisors, salaries and expenses of the trustees of the Funds who are employees of Managers or its affiliates, and office rent of the Funds; but each Fund will be responsible for all other expenses of its operation, including among others brokerage commissions, interest, legal fees and expenses of attorneys, and fees of auditors, transfer agents, dividend disbursement agents, custodians, and shareholder servicing agents.
Managers will provide such services in accordance with the Funds' investment objectives, investment policies, and investment restrictions. The provision of investment advisory services by Managers to the Funds will not be exclusive under the terms of the Management
Agreements, and Managers will be free to, and will, render investment advisory services to others.

   The Management Agreements provide that they will, unless sooner terminated as described below, continue in effect for a period of two years from their effective date and will continue from year to year thereafter with respect to each Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of Trustees of the relevant Trust or (ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940 Act), and provided that in either event they are also approved by the vote of a majority of the Independent Trustees of the relevant Trust. Each Management Agreement provides that it may be amended only in accordance with the 1940 Act and that it terminates automatically in the event of its assignment (as defined in the 1940 Act).

   The Management Agreements may be terminated at any time, without the payment of any penalty, (i) by the relevant Trust by vote of a majority of its Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of the relevant Trust, or (iii) with respect to any Fund, by vote of a majority of the outstanding securities of such Fund, upon 60 days written notice to Managers. The Management
Agreements may be terminated by Managers upon 60 days written notice to the Trust.

   The Management Agreements provide that, except as may otherwise be required by the 1940 Act or the rules thereunder, Managers shall not be subject to any liability for any act or omission connected with services rendered under the Management Agreements or for any losses that may be sustained in the purchase, holding, or sale of any security, except by reason of Managers willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of Managers' reckless disregard of its obligations and duties under the Management
Agreements.

   The Subadvisory Agreements provide that, subject to the general supervision of the Board of the relevant Trust and Managers, SBA shall manage the composition of each of the Funds, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds. Under the Subadvisory Agreements, SBA is required to provide such services in accordance with each Fund's investment objectives, investment policies, and investment restrictions as stated in the relevant registration statement filed with the SEC, as supplemented and amended from time to time. The provision of investment advisory services by SBA to the Funds will not be exclusive under the terms of the Subadvisory Agreements, and SBA will be free to, and will, render investment advisory services to others.

   The Subadvisory Agreements provide that they will, unless sooner terminated as described below, continue in effect for a period of two years from their effective date and will continue thereafter with respect to each Fund, so long as such continuance is approved at least annually
(i) by the vote of a majority of the Board of the relevant Trust or (ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940 Act). The Subadvisory Agreements provide that they may be amended only in accordance with the 1940
Act and that they terminate automatically in the event of their assignment (as defined in the 1940 Act).

   The Subadvisory Agreements may be terminated: (i) by Managers at any time, without payment of a penalty, upon notice to SBA and the relevant Trust, (ii) at any time, without payment of a penalty, by the relevant Trust or a majority of the outstanding voting securities of the Fund, or (iii) by SBA at any time, without payment of a penalty, upon 30 days notice to Managers and the relevant Trust.

   The Subadvisory Agreements provide that SBA shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by Managers or the relevant Trust in connection with the Subadvisory Agreements, except by reason of SBA's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of SBA's reckless disregard of its obligations and duties under the Proposed Subadvisory Agreements.

   Fee Waivers and Expense Limitations

   As described in the Prospectus, Managers has made a voluntary undertaking to limit the expenses of each Fund and has also entered into an expense limitation agreement with respect to the Funds.

   Capital Structure

   The Managers Trust I and The Managers Trust II are both Massachusetts business trusts. Trust I was organized under an Agreement and Declaration of Trust dated December 18, 1991 (under the name Smith Breeden Trust). Trust II was organized under an Agreement and Declaration of Trust dated October 3, 1991 (under the name Smith Breeden Series Fund). Copies of both Agreements, which are governed by Massachusetts law, are on file with the Secretary of The Commonwealth of Massachusetts.

   The Trustees have the authority to issue shares in an unlimited number of series of either Trust. Each such fund's shares may be further divided into classes. The assets and liabilities of each Fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

   Shareholders of the Funds of each Trust will vote together in electing the Trust's trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the trustees if they choose to do so.

   Neither Trust is required to hold annual meetings of its shareholders. However, shareholders of each Trust have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the Trust II has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than a Fund's insurance coverage and (ii) a Fund itself was unable to meet its obligations.

   FUND CHARGES AND EXPENSES

   Management Fees. Each Fund pays a monthly fee to Managers based on the average net assets of the Fund, as determined at the close of each business day during the month. The fee is computed at an annual rate of 0.70%. Advisory fees for the past three fiscal years are as follows. These advisory fees were paid directly to Smith Breeden, which served as Investment Manager until July 31, 2000.


   Advisory Fee
		Advisory Fee    Advisory Fee    Paid by
Fiscal Year     Paid by 500     Paid by Short  Intermediate
Ended           Plus Fund       Fund              Fund
March 31, 2000  $1,465,858      $374,112          $340,173
March 31, 1999  $1,090,372      $508,343          $355,620
March 31, 1998  $423,706        $727,735          $217,230

   The following chart details the reimbursements to the Funds for each of the last three fiscal years, under voluntary expense limitation provisions. These reimbursements were made by Smith Breeden, which served as Investment Manager during the periods indicated in this table.

                   Amounts         Amounts        Amounts
Fiscal Year     Reimbursed to   Reimbursed to  Reimbursed to
Ended           500 Plus Fund   Short Fund     Intermediate Fund
March 31, 2000  $ 269,913       $ 155,667       $ 88,225
March 31, 1999  $ 251,051       $ 155,616       $ 83,434
March 31, 1998  $ 215,049       $ 231,365       $ 97,835

   Code of Ethics

   The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trusts incorporates the code of ethics of the Managers (applicable to "access persons" of the Trust that are also employees of Managers). In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions also include a ban on trading securities based on information about the trading within a Fund.

   Administrative Services and Distribution Agreements

   Under an Administration and Shareholder Servicing Agreement
between the Trusts and Managers, Managers also serves as
administrator (the "Administrator") of the Trusts. Under the terms of this agreement, the Administrator will provide various administrative services to the Trusts, including shareholder servicing and other Fund support. This agreement was effective as of _______, 2000. Prior to that time, the Trusts did not have a comparable agreement in place.

   Under a Distribution Agreement between the Trusts and Managers, Managers also serves as distributor (the "Distributor") in connection with the offering of Fund shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The Distributor acts as agent in arranging for the sale of a Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

   The Distribution Agreement between the Trusts and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trusts or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trusts cast in person at a meeting called for the purpose of voting on such approval.

   Custodian

   State Street Bank and Trust Company ("State Street" or the
"Custodian"), 1776 Heritage Drive, North Quincy, Massachusetts, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Fund, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

   The Custodian is authorized to deposit securities in securities depositories or to use the services of subcustodians, including foreign subcustodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

   Transfer Agent

   Boston Financial Data Services, Inc., P.O. Box 8517, Boston,
Massachusetts 02266-8517, is the transfer agent (the "Transfer Agent") for the Funds.

   Independent Public Accountants

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP will conduct an annual audit of the financial statements of the Funds, assists in the preparation and/or review of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. For the Funds' last fiscal year ended March 31, 2000, Deloitte and Touche LLP served as independent auditor.


	   BROKERAGE ALLOCATION AND OTHER PRACTICES

   Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

   The Subadvisory Agreement provides that Smith Breeden place all orders for the purchase and sale of securities which are held in a Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Smith Breeden to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Smith Breeden shall consider all factors that it deems relevant when assessing best price and execution for the Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).


   In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, Smith Breeden is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker ("soft-dollar arrangements"). Smith Breeden is also authorized to cause the Funds to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Smith Breeden must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Smith Breeden exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Smith Breeden. The fees of the Smith Breeden are not reduced by reason of their receipt, if any, of such brokerage and research services. Managers may direct the Smith Breeden to employ certain specific brokers who have agreed to pay certain Fund expenses. Thus use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

   The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers.

   Currently, Smith Breeden conducts extensive proprietary research, and is not dependent on any broker for such research and analysis and, thus is able to transact business with brokers regardless of the brokers' research capabilities or provision of such research to brokerage customers. Smith Breeden uses multiple electronic quotation services for trading and pricing purposes. Smith Breeden pays for these services directly out of its subadvisory fees. Thus, Smith Breeden is not currently, and for the Funds' last fiscal year, was not, involved in any soft-dollar arrangements and is not affiliated with any broker-dealer.

   The following table details the approximate brokerage commissions paid by the Funds for the last three fiscal years:


   Fiscal Year Ended       500 Plus Fund   Short Fund        IntermediateFund
March 31, 2000          $137,216                $ 23,765        $ 8,663
March 31, 1999          $ 48,899                $ 16,929        $ 5,999
March 31, 1998          $ 26,251                $ 25,408        $ 2,038


	   PURCHASE, REDEMPTION AND PRICING OF SHARES

   Purchasing Shares

   Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trusts reserve the right to determine which customers and which purchase orders the Trusts will accept.

   Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Trust's Investment
Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

   Purchase orders received by a Fund before the close of business of the New York Stock Exchange (usually 4:00 p.m. New York Time), c/o
Boston Financial Data Services, Inc. at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Investment Manager, will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trusts. Orders transmitted to the Trusts at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

   Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trusts. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. Dollars on a U.S. bank.


   To ensure that checks are collected by the Trusts, redemptions of shares which were purchased by check are not effected until the clearance of the check, which may take up to 15 days after the date of purchase unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any other of the Funds. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

   If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss which a Fund incurs.
For current shareholders, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. The Trusts have the right to prohibit or restrict all future purchases in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to a Fund or the Custodian will be accepted.

   In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account maintained by the Transfer Agent.

   Redeeming Shares

   Any redemption orders received before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. New York Time) on any Business Day will receive the net asset value determined at the close of regular trading on that Business day.

   Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Funds reserve the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether a Fund will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

   If a Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

   Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if a shareholder sends a check for the purchase of shares of a Fund and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or
(iii) for such other periods as the SEC may permit.


   Exchange of Shares

   An investor may exchange shares from a Fund into shares of any series of the Trusts without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the Fund's minimum investment amount. Shareholders should read the Prospectus of the series of the Trust they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share. Since exchanges are purchases of a series of the Trust and redemptions of the Fund, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Settlement on the shares of any series of a Trust will occur when the proceeds from redemption become available. The Trusts reserve the right to discontinue, alter or limit the exchange privilege at any time.

   Net Asset Value

   The net asset value per share of a Fund is equal to the value of the Fund (assets minus liabilities) divided by the number of shares outstanding.

   The Funds compute net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. Trading in certain securities is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of these securities used in determining the net asset value of a Fund's shares are computed as of such times. Because of the amount of time required to collect and process trading information of large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value following procedures approved by the Trustees.

   The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day. The Short Fund and Intermediate Fund will also not be priced on Columbus Day and Veterans' Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

   Dividends and Distributions

   The Short Fund and Intermediate Fund intend to pay monthly distributions to their shareholders of net investment income. The 500 Plus Fund intends to make quarterly distributions of net investment income. All Funds will distribute net realized gains at least annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.

   If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.



				          TAXES

   Taxation of the Funds

   Each of the Funds intends to qualify each year as a regulated investment company ("RICs") for federal income tax purposes. To so qualify, each Fund must, among other things: (i) derive at least 90% of their gross income for each taxable year from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; and (ii) diversify their holdings so that at the end of each quarter of the taxable year (A) at least 50% of the value of each of the Fund's assets would be represented by cash, U.S. Government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of each of the Fund's assets nor more than 10% of the voting securities of such issuer and (B) not more than 25% of the value of each of the Fund's assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs).

   If the Funds qualify as RICs and distribute to their shareholders at least 90% of their net investment income (including tax-exempt interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short term capital losses), then the Funds will not be subject to federal income tax on the income so distributed. However, the Funds will be subject to corporate income tax on any undistributed income. In addition, either of the Funds would be subject to a nondeductible 4% excise tax on the amount by which the income it distributed in any calendar year would be less than a minimum distribution amount. The minimum distribution amount required to avoid the excise tax for a calendar year equals the sum of (i) 98% of a Fund's ordinary income (excluding tax-exempt interest income) for such calendar year; (ii) 98% of the excess of capital gains over capital losses for the one year period ending on October 31 of each year; and (iii) 100% of the undistributed ordinary income and gains from prior years. For purposes of the excise tax, any income or capital gains retained by, and taxed in the hands of, either of the Funds will be treated as having been distributed.

   The Funds intend to distribute sufficient income so as to avoid corporate income tax and excise tax. The Funds may be subject to a 4% excise tax to the extent that the amount of ordinary income distributed during the calendar year is less than 98% of the ordinary income (excluding tax-exempt interest income) for the year. The Funds will endeavor to pay dividends in such a manner that an excise tax will not be incurred. The Funds also may elect to retain all or a portion of its net capital gain, as described under "Taxation of Shareholders Distributions" below.

   Any capital losses resulting from the disposition of securities can be used only to offset capital gains and cannot be used to reduce a Fund's ordinary income. Such capital losses may be carried forward for eight years. If any capital losses have not been utilized at the time a Fund terminates, such capital losses will become unusable.

   Taxation of Shareholders

   Distributions. In general, all distributions to shareholders attributable to a Fund's net investment income (including any tax-exempt interest income distributed) will be taxable as ordinary dividend income whether paid in cash or in additional shares.

   To the extent a Fund realizes net capital gains, it intends to distribute such gains at least annually and designate them as capital gain dividends. Capital gain dividends are taxable as capital gains, whether paid in cash or in additional shares, regardless of how long the shares have been held. A Fund may elect to retain net capital gains and pay corporate income tax thereon. In such event, a Fund would most likely make an election that would require each shareholder of record on the last day of the Fund's taxable year to include in income for tax purposes his proportionate share of the Fund's undistributed net capital gain. If such an election is made, each shareholder would be entitled to credit his proportionate share of the tax paid by the Fund against his federal income tax liabilities and to claim refunds to the extent that the credit exceeds such liabilities. In addition, the shareholder would be entitled to increase the basis of his shares for federal tax purposes by an amount equal to 66% of his proportionate share of the undistributed net capital gain.

   Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes as receiving an equivalent amount of cash. In general, the basis of such shares will equal the amount of cash that the shareholder would have received if he had elected to receive distributions in cash.

   Liquidating distributions which, in the aggregate, exceed a shareholder's basis in shares will be treated as gain from the sale of shares. If a shareholder receives, in the aggregate, liquidating distributions which are less than such basis, such shareholder will recognize a loss to that extent. Dividends and other distributions by a Fund are generally taxable to the shareholders at the time the dividend or distribution is made.

   If a shareholder purchases shares at a cost that reflects an anticipated dividend, such dividend will be taxable even though it represents economically a return of part of the purchase price. Investors should consider the tax implications of buying shares shortly prior to a distribution.

Sale or Redemption of Shares. The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares generally will be treated as short-term capital gain or loss. In addition, any loss (not already disallowed as provided in the next sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

   Tax-Exempt Investors. If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan 401(k) plan, or Keogh plan) or charitable organization (a "Tax Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax Exempt Investor's income from its investment in a Fund for the year would equal the total income recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

   Tax Consequences of Certain Fund Investments

   Hedging Transactions. Each of the Funds intends to engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed nonequity options written or purchased by a Fund on U.S.
exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for "mixed straddles" (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a "mixed straddle" that is subject to the straddles rules of section 1092 of the Code. The application of Section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund's securities and conversion of short-term capital losses into long-term capital losses. Either Fund may make certain tax elections for its "mixed straddles" that could alter certain effects of section 1256 or section 1092.

Tax Implications of Certain Investments. Certain of a Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

   The character of a Fund's taxable income will, in most cases, be determined on the basis of reports made to the Funds by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of a Fund. The foregoing discussion is a general summary of certain of the current federal income tax laws regarding both Funds and investors in the shares.

THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY
INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY.
EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN
TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX
CONSEQUENCES TO IT OF AN INVESTMENT IN A FUND,
INCLUDING THE EFFECT AND APPLICABILITY OF STATE,
LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE
POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER
TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A
SUBSTITUTE FOR CAREFUL TAX PLANNING.

   STANDARD PERFORMANCE MEASURES

   Performance

   As noted in the Prospectus, a Fund may from time to time quote various performance figures to illustrate its past performance. It may occasionally cite statistics to reflect its volatility or risk.

   Performance quotations by investment companies are subject to rules adopted by the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

   Total Return

   The average annual total return is determined by finding the average annual compounded rates of return over one, five, and ten year periods (or for the life of a Fund, if shorter) that would equate an initial hypothetical $1000 investment to its ending redeemable value. The calculation assumes no sales charge is deducted from the initial $1000 purchase order, capital gains and all income dividends are reinvested at net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten year period and the deduction of all applicable charges and fees.

   A Fund's average annual compounded rate of return is determined by reference to a hypothetical $1000 investment, according to the following formula:

		           P(1+T)n = ERV
	where:
	      P    =  a hypothetical initial payment of $1000
	      T    =  average annual total return
	      n    =  number of years
	      ERV  =  ending redeemable value of a hypothetical $1000 payment
		 made at the beginning of 1, 5, or 10 year periods at the end of said 1, 5, or 10 year periods (or fractional portion thereof).

   As discussed in the Prospectus, a Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as a Fund's average annual compounded rate, except that such quotations will be based on a Fund's actual aggregate return for a specified period as opposed to its average return over certain periods.

   Yield

   Current yield reflects the income per share earned by a Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned during a 30 day base period by the offering price or net asset value per share, as the case may be, on the last day of the period and analyzing the result, according to the following formula:

			   Yield = 2 [(a-b + 1)6 -1]
				 cd
	where:
		   a  = dividends and interest earned during the period.
		   b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
		   d = the maximum offering price or net asset value per share, as the case may be,on the last day of the period.

    The following table shows the average annual total return for the periods stated, and yield for the Funds for the 30-day period ended March 31, 2000.

   Average Annual Total Return
		       One Year        Five Years      Inception   30-Day Yield
Short Fund              2.75%           5.06%           5.15%      7.80%
Intermediate Fund       0.40%           6.41%           7.11%      6.05%
500 Plus Fund           14.91%          25.80%          21.05%      NA

   The investment results of the Funds, like all others, fluctuate over time. Thus, performance figures should not be considered to represent what an investment may earn in the future or what the yield or total return may be for any future period.

   Current Distribution Rate

   Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which will be paid to a Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends, excluding long-term capital gains, per share paid by a Fund during the past twelve months by its current net asset value. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains and net equalization credits and is calculated over a different period of time.

   Volatility

   Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. The ratio of the expected excess return on a Fund to the expected excess return on the market index is called beta. Equity funds commonly use the S&P 500 as their market index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less that 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

   A statistic often used by sophisticated institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio. This statistic is a Fund's excess return (relative to T-Bills) divided by the standard deviation of its returns.

   Comparisons and Advertisements

   To help investors better evaluate how an investment in a Fund might satisfy their objective, advertisements regarding either of the Funds may discuss various measures of a Fund's performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

   a) Lipper-Mutual Fund Performance Analysis, Lipper-Fixed
Income Analysis, and Lipper-Mutual Fund Indices - measures total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

   b) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

   c) Mutual Fund Source book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity and fixed income funds.

   d) Financial publications: Barron's, Business Week, Changing
Times, Financial World, Forbes, Fortune, and Money magazines - rate fund performance over specified time periods.

   e) Consumer Price Index (or Cost Of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

   f) Stocks, Bonds, Bills, and Inflation, published by Ibbotson
Associates - a historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

   g) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

   h) Salomon Brothers Broad Bond Index - measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds. All issues mature in one year or more and have at least $50 million outstanding, with the exception of mortgages. The entry criteria for mortgage issues is $200 million for each coupon.

   i) Salomon Brothers Mortgage Index - measures only the mortgage component of the Salomon Brothers Broad Bond
Index.

   j) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for Long-Term High Yield Index, Intermediate Term High Yield
Index, and Long-Term Utility High Yield Index.

   k) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

   l)      Lehman Brothers Government/Corporate Bond Index.

   m) Standard & Poor's Bond Indices - measure yield and price of Corporate, Municipal, and Government bonds.

   n) Other taxable investments including certificates of deposit (CD's), money market deposit accounts (MMDA's), checking accounts, savings accounts, money market mutual funds, repurchase agreements, and government securities.

   o) Historical data supplied by the research departments of Lehman Brothers, First Boston Corporation, Morgan Stanley,
Salomon Brothers, Merrill Lynch, Goldman Sachs, Prudential
Securities and Donaldson Lufkin and Jenrette.

   p) IBC's Money Fund Report - industry averages for 7-day annualized and compounded yields of taxable, taxfree and government money funds.

   q) Total returns and yields for Treasury Securities and fixed income indices as published by Ryan Laboratories or other suppliers.

   In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical, and in some cases is very different, to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to such other averages.

   Shareholders should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's current yield or total return for any period should not be considered as a representation of what an investment may earn or what a shareholder's yield or total return may be in any future period.

   Shareholders should also note that although the Funds believe that there are substantial benefits to be realized by investing in its shares, such investments also involve certain risks. (See "Investment Objectives and Policies of the Fund Risks of Mortgage Securities" in the Funds'
Prospectus).


   ADDITIONAL INFORMATION FOR INSTITUTIONAL
INVESTORS

   As the investments permitted to the Funds are primarily in mortgage securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, the shares of either the Short or Intermediate
Fund may be eligible for investment by federally chartered credit unions, federally chartered thrifts, and national banks. Either of the Funds may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Any financial institution or agency considering an investment in either of the Funds should refer to the applicable laws and regulations governing its operations in order to determine if a Fund is a permissible investment.


   EXPERTS

   The annual financial statements of the Funds included in the Trusts' March 31, 2000 Annual Report as filed with the SEC on May 30, 2000 and incorporated herein by reference have been so incoporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, given in authority of said firm as experts in auditing and accounting.


		   FINANCIAL STATEMENTS
   The Financial Statements of the Funds included in the Trusts
March 31, 2000 Annual Report as filed with the SEC on May 30, 2000 are incorporated by reference to the annual report.


   DESCRIPTION OF BOND RATINGS ASSIGNED BY
STANDARD & POOR'S AND
MOODY'S INVESTORS SERVICE, INC.

   STANDARD & POOR'S

   AAA

	   An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA

	   An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A

	   An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB

	   An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   BB

	   An obligation rated `BB' is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



   B

	   An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC

	   An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC

	   An obligation rated `CC' is currently highly vulnerable to nonpayment.

   C

	   A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

   D

	   An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   r

	   This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.
Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

   N.R.

	   This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


	   Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



   MOODY'S INVESTORS SERVICE, INC.

   Aaa

	   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa

	   Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

   A

	   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa

	   Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba

	   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



   B

	   Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa

	   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca

	   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C

	   Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



   Note:   Moody's applies numerical modifiers 1, 2, and 3 in each
generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates a ranking in the lower end of that generic rating category.


                   SMITH BREEDEN TRUST
		        FORM N-1A
		PART C.  OTHER INFORMATION

   Disclosure in Part C contemplates
the consummation of the pending transaction between Smith Breeden Associates, and Managers as described in the cover letter with the exception of Item 28, Location of Records.


Item 23.  Exhibits.

(a)       Declaration of Trust: To be filed by amendment
(b)        By-Laws: Incorporated by Reference
(c) 	Instruments Defining Rights of Security Holders:
	   Incorporated by Reference
(d)        (i) Form of Management Agreement
           Incorporated by Reference

        (ii)Form of Subadvisory Agreement
           Incorporated by Reference
(e)       Form of Underwriting or Distribution Agreement:
           To be filed by amendment
(f)     Bonus, Profit Sharing, Pension and Other
	   Similar Arrangements:  Not Applicable
(g)        Custodian Agreement:  To be filed by amendment
(h)        Other Material Contracts:
           Administration Agreement: To be filed by
           amendment
           Shareholder Services Agreement: To be filed by
             amendment
           Accounting Services Agreement: To be filed by
              amendment
(i)        Legal Opinion:  To be filed by amendment.
(j)     Other Opinions:
	   Independent Auditors' Consent
(k)     Financial Statements Omitted from Item 22: Not
	   Applicable
(l)     Initial Capital Agreements: Incorporated by
	   Reference
(m)        Form of Rule 12b-1 Plan for Managers
           Trust I: Not Applicable
(n)     Financial Data Schedule: Not Applicable
(o)	Rule 18f-3 Multiclass Plan: Not Applicable

   Item 24. Persons Controlled by or under Common Control with Registrant.
As of 5/30/2000, there were no persons controlled by or under common control with the Smith Breeden
U.S. Equity Market Plus Fund.

Item 25.  Indemnification.

Reference is made to Article VIII
of Registrant's Declaration of Trust with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indeminfication against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the Fund.

Item 26.        Business and Other Connections of Investment Adviser.

   The Managers Funds LLC, a registered
investment adviser, serves as investment adviser to the Trust.
The Managers Funds LLC is a subsidiary of Affiliated
Managers Group, Inc. ("AMG") and a wholly owned subsidiary serves as its Managing Member. The Managers Funds LLC serves exclusively as an investment adviser to and distributor of shares of investment companies registered under the 1940 Act. The business and other connections of the officers and directors of The Managers
Funds LLC, are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-56365.

   The Managers Funds LLC has hired a Subadviser for each Fund of the Trust. The business and other connections of the officers and directors of each Sub-Adviser are listed in their respective Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The Subadviser for each Fund is Smith Breeden Associates, Inc, ADV Form File Number is 801-17567.

Item 27.  	Principal Underwriters.

   (a) The Managers Funds LLC acts as principal underwriter for the Registrant. The Managers Funds
LLC also acts as principal underwriter for Managers
AMG Funds and The Managers Funds.

   (b) The following information relates to the directors, officers and partners of The Managers Funds
LLC:

The business and other connections of the officers and directors of The Managers Funds LLC are listed in Schedules
A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV
Form is 801-56365.

(c) Not Applicable.

Item 28.        Location of Accounts and Records.

   The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company
Act of 1940 and the Rules thereunder will be kept by the Registrant at the following offices:

     (1) PFPC Global Services, Inc., 211 South Gulph Rd.
        PO Box 61767, King of Prussia, PA 19406

     (2) Smith Breeden Associates, Inc., 100 Europa
        Drive, Suite 200, Chapel Hill, NC 27514

Item 29. Management Services.
   There are no management-related service
contracts other than the Fund Management Agreement relating to management services described in Parts A and B.

Item 30.  Undertakings.

(a) The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of
Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

      SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chapel Hill, the State of North Carolina, on the 2nd day of June, 2000.


              SMITH BREEDEN TRUST



                             By
                                   Michael J. Giarla
                                       President



    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     SIGNATURE              TITLE                DATE



Michael J. Giarla  President, Principal    June 2, 2000
                    Executive Officer,
                    and Trustee

Douglas T. Breeden*    Trustee             June 2, 2000

Stephen M. Schaefer*   Trustee             June 2, 2000

Myron S. Scholes*      Trustee             June 2, 2000

William F. Sharpe*     Trustee             June 2, 2000

Marianthe S. Mewkill  Principal Financial  June 2, 2000
		     and Accounting Officer

* By Marianthe S. Mewkill, Attorney-in-Fact pursuant to power-of-attorney filed previously.